SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                 April 15, 2004
                     -----------------------------------
                Date of report (Date of earliest event reported)



                                   ADVO, Inc.
                     -----------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      1-11720               06-0885252
 ----------------------------      ------------------------    -------------
 (State or other jurisdiction      (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)



              One Targeting Centre, Windsor, Connecticut 06095-2639
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (860) 285-6100
                                                   ------------------

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c)   Exhibits.


Exhibit       Description
-------       -----------
No.
---

99.1          Press release dated April 15, 2004, issued by the Company.*

              * Furnished and not filed herewith, solely pursuant to Item 12.



ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

On April 15, 2004, ADVO, Inc. ("the Company") reported its earnings for the second quarter ended March 27, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                          ADVO, Inc.
      Date: April 15, 2004
            --------------                 By  /s/ JOHN D. SPERIDAKOS
                                               ----------------------
                                                   John D. Speridakos
                                                   Vice President and Controller

                 EXHIBIT INDEX
                 -------------


Exhibit No.      Description
-----------      -----------

   99.1          Press release dated April 15, 2004, issued by the Company.*

                 * Furnished and not filed herewith, solely pursuant to Item 12.